OTHER LONG TERM ASSETS (Schedule of Other Long Term Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Miscellaneous non-current assets [abstract]
Distribution right	[1]	$ 298	$ 123
Long term pre-paid expenses		54	51
Total Other Long Term Assets		$ 352	$ 174

[1]	During 2018 and 2019 the Company entered into agreements for the distribution right of certain therapeutic products to be distributed in Israel, subject to Israeli Ministry of Health ("IL MOH") marketing approval. Pursuant to the agreements, the Company was required to make certain upfront and milestone payments. These payments are accounted for as long term assets through obtaining IL MOH marketing authorization and it will be amortized during the product's economic useful life. As of December 31, 2019 no amortization was recorded.